UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 7, 2007

CRITICARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	39-1501563
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

20925 Crossroads Circle Suite 100 Waukesha, Wisconsin	53186
(Address of principal executive offices)	(Zip Code)

(262) 798-8282
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                 ☐     Written communications pursuant to Rule 425 under the Securities Act
                   (17 CFR 230.425)

        ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                  (17 CFR 240.14a-12)

        ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the
                  Exchange Act (17 CFR 240.14d-2(b))

        ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the
                  Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                   Compensatory Arrangements of Certain Officers.

On August 7, 2007, Sam B. Humphries, a director of Criticare Systems, Inc. (the "Company"), passed away.  On August 9, 2007, the Company issued a press release (the "Press Release") announcing Mr. Humphries' death.  A copy of the Press Release is filed as Exhibit 99.1 hereto and is incorporated into this report by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01           Financial Statements and Exhibits

            (d)           Exhibits

                    The following exhibit is filed herewith:

                    Exhibit 99.1 – Press Release of Criticare Systems, Inc., issued August 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Criticare Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICARE SYSTEMS, INC.
Date:  August 9, 2007
BY /s/ Joel D. Knudson
Joel D. Knudson, Chief Financial Officer